Exhibit 4.5

CLASS A ORDINARY SHARES

NOMINAL VALUE $0.125

Certificate Number

ROWAN COMPANIES PLC

INCORPORATED UNDER THE LAWS OF ENGLAND AND WALES WITH COMPANY NUMBER 07805263

CLASS A ORDINARY SHARES

THIS CERTIFICATE IS TRANSFERABLE UNDER THE COMPANY’S ARTICLES OF ASSOCIATION AND IN CANTON, MA AND NEW YORK, NY

Shares

THIS CERTIFIES THAT CUSIP G7665A 10 1 SEE REVERSE FOR CERTAIN DEFINITIONS is the owner of FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES OF

Rowan Companies plc transferable in accordance with, and subject to, the Company’s articles of association on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of its duly authorized officers.

President and Chief Executive Officer

DATED

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

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A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OF THE COMPANY OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE COMPANY WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS UPON APPLICATION TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF OR TO THE OFFICE OF THE SECRETARY OF THE COMPANY. THE TRANSFER OF SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO THE UNITED KINGDOM’S HM REVENUE AND CUSTOMS STAMP DUTY. PLEASE CONTACT THE TRANSFER AGENT FOR ADDITIONAL INFORMATION.

For US purposes the following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:             20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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